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                  Minnesota Life Insurance Company
                         Power of Attorney
                  To Sign Registration Statements


     WHEREAS, Minnesota Life Insurance Company ("Minnesota Life") has established certain separate accounts to fund certain variable annuity and variable life insurance contracts, and

     WHEREAS, Variable Fund D ("Fund D") (2-29624 and 2-89208) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Variable Annuity Account ("Variable Annuity Account") (2-97564,
33-12333, 33-80788, 333-79069, 333-79049, 333-91784, 33-62147, 333-111067,
333-136242, 333-140230, 333-182763, and 333-189593) is a separate account of
Minnesota Life registered as a unit investment trust under the Investment
Company Act of 1940 offering variable annuity contracts registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Life Account ("Variable Life Account")
(33-3233, 33-64395, 333-96383, 333-109853, 333-120704 and Waddell & Reed
Advisors Retirement Builder II Variable Annuity) is a separate account of
Minnesota Life registered as a unit investment trust under the Investment
Company Act of 1940 offering variable adjustable life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Variable Universal Life Account ("Variable
Universal Life Account") (33-85496) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering group and individual variable universal life insurance policies registered under the Securities Act of 1933, and

     WHEREAS, Minnesota Life Individual Variable Universal Life Account
("Individual Variable Universal Life Account") (333-144604, 333-148646, and
333-183590) is a separate account of Minnesota Life registered as a unit investment trust under the Investment Company Act of 1940 offering individual variable universal life insurance policies registered under the Securities Act of 1933.

     NOW THEREFORE, We, the undersigned Directors and Officers of Minnesota
Life, do hereby appoint Gary R. Christensen as attorney in fact for the purpose of signing his name and on our behalf as Director of Minnesota Life and filing with the Securities and Exchange Commission Registration
Statements, or any amendment thereto, for the purpose of: a) registering contracts and policies of Fund D, the Variable Annuity Account, the Variable
Life Account, Variable Universal Life Account and Individual Variable
Universal Life Account for sale by those entities and Minnesota Life under the Securities Act of 1933; and b) registering Fund D, the Variable Annuity
Account, the Variable Life Account, Variable Universal Life Account  and
Individual Variable Universal Life Account as unit investment trusts under the Investment Company Act of 1940.

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
       SIGNATURE                        TITLE                            DATE
       ---------                        -----                            ----
/s/ Robert L. Senkler                   Chairman of the Board,           February 10, 2014
-----------------------------------     President and Chief
 Robert L. Senkler                      Executive Officer

/s/ Mary K. Brainerd                    Director                         February 10, 2014
-----------------------------------
 Mary K. Brainerd

/s/ John W. Castro                      Director                         February 10, 2014
-----------------------------------
 John W. Castro

/s/ Gary R. Christensen                 Director                         February 10, 2014
-----------------------------------
Gary R. Christensen

/s/ Sara H. Gavin                       Director                         February 10, 2014
-----------------------------------
 Sara H. Gavin

/s/ Eric B. Goodman                     Director                         February 10, 2014
-----------------------------------
 Eric B. Goodman

/s/ John F. Grundhofer                  Director                         February 10, 2014
-----------------------------------
 John F. Grundhofer

/s/ Christopher M. Hilger               Director                         February 10, 2014
-----------------------------------
Christopher M. Hilger

/s/ John H. Hooley                      Director                         February 10, 2014
-----------------------------------
 John H. Hooley

/s/ Trudy A. Rautio                     Director                         February 10, 2014
-----------------------------------
 Trudy A. Rautio

/s/ Bruce P. Shay                       Director                         February 10, 2014
-----------------------------------
 Bruce P. Shay

/s/ Warren J. Zaccaro                   Director                         February 10, 2014
-----------------------------------
 Warren J. Zaccaro